UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2012

Date of reporting period:  October 31, 2012

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Annual Reports
October 31, 2012

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million.  The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “microcap” companies). The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The microcap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Annual Reports
October 31, 2012

Perritt Capital Management, Inc.
From the Desk of Gerald Perritt, Founder	2

Perritt MicroCap Opportunities Fund
From the Desk of Michael Corbett, President	5
Performance	8
Ten Largest Common Stock Holdings	10
Allocation of Portfolio Investments	11
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Expense Example	26

Perritt Ultra MicroCap Fund
From the Desk of Michael Corbett, President	29
Performance	32
Ten Largest Common Stock Holdings	34
Allocation of Portfolio Investments	35
Schedule of Investments	36
Statement of Assets and Liabilities	40
Statement of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	43
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	50
Expense Example	51

Perritt Funds
Directors and Officers	53
Information	56

From the Desk of Doctor Gerald W. Perritt

Dr. Gerald W. Perritt
Founder

Is Safety Really Safe?

Investors have redeemed more than $1 trillion from their equity fund holdings during the last five years and have poured more than $1 trillion into bond funds of all kinds.  Spooked by the housing crash, the stock market meltdown, a $16 trillion federal government budget deficit, a Europe economy in disarray and hostilities in the Middle East, investors have opted for the “risk off” trade.  Or have they?

Bonds aren’t paying very much these days.  As of the writing of this letter, the yield on the 10-year Treasury Bond is around 1.70% and the 30-year Treasury sports a paltry 2.90% yield.  Look at it this way, invest in a 10-year Treasury Bond, hold it for 10 years, and spend the interest earned, and you garner a 17% guaranteed return.  However, should interest rates rise toward their norm (a yield of about 4% on the 10-year) the price of that bond could drop more than 18% in the interim.  Furthermore, the real yield on the 10-year Treasury (its nominal yield minus the rate of inflation) is currently at minus 0.40%.

“Bonds currently offer extremely low returns,
yet possess significant downside risks”

Investors, who have opted for the 30-year Treasury bond get a 120 basis point boost in yield bringing the real yield into positive territory.  However, should that bond’s interest rate rise to its 86-year average (around 5.0%), the price of that bond could decline by nearly one–third.  I think you get my point.  Bonds currently offer extremely low returns, yet possess significant downside risks.

These days, a large and growing number of investors have given up on equity assets of all kinds and have opted instead for the imagined safety of the bond market.  Interestingly, that is what happened to the Great Depression generation.  Young adults back then vowed never again to take risks after seeing the stock market crash, soaring numbers of unemployed, and world-wide deflation.  The guaranteed safety of passbook savings accounts and short-term Treasury bills during the years 1934-1970 provided these investors a return of about 1.80% a year.  However, inflation was eroding their investments at the rate of

A Sorry Lesson

In the early 1970s, I was teaching at the University of Miami in Coral Gables, Florida.  Back then, South Beach was not the playground of the rich and famous that it is today.  Instead, the art deco hotels, built in the 1920s and 1930s, were run-down seedy rooming houses sheltering poor retirees.  Many of those retirees with meager financial resources were living together in cramped dingy single rooms.  Many of these retirees were forced to exist on a single daily meal.  Back then, South Beach was best described as an old folk’s ghetto.

Their sin, besides living too long, was the conservative investment posture they maintained during decades in which inflation had eroded the purchasing power of their pensions and meager investment nest eggs.  In short, the lessons about saving and investing they learned while living through the Great Depression had ill-equipped them for the investment climate they would experience during the remainder of their income producing lives.

(continued)

3.00% a year.  In other words, the investment behaviors molded during the Great Depression were exactly opposite those needed to prosper during the remainder of their lifetimes.

“Faced with the prospect of either deflation or inflation, I believe that fiscal and monetary policy makers would opt for the latter.”

Will the highly risk averse savers of today suffer the same fate as those who lived through the panic of the 1930s?  Although the future is never certain, I believe that the probability is high that future inflation will again prove to be the bane of the overly cautious.  A large number of developed countries around the world (including the United States) have amassed huge debt burdens.  At best, it is going to be a herculean chore to erase those debts.  One strategy would be to raise taxes and drastically cut spending.  However, that approach could easily bring about economic stagnation and possible deflation.  On the other hand, a program of increased spending and monetary ease could easily lead to hyperinflation.  An extended period of inflation would have the benefit of allowing governments the opportunity to pay down their debts with cheaper currencies.  Faced with the prospect of either deflation or inflation, I believe that fiscal and monetary policy makers would opt for the latter.  This could then result in investment losses to those investors who have opted for the imagined safety of fixed-income instruments.

Given the lessons provided by history, here’s my advice.

•	First, don’t look at the economic prospects of today or the near-term future; opt instead for a very long-term view.

•	Second, commit some of your wealth to equity investments (stocks, real estate, and commodities) as a potential hedge against inflation.

•
Third, base the percentage allocation to equities on your age, employment earnings potential, and your targeted retirement living standard.  Although this strategy will most likely cause you to experience a few bumps and bruises during your investment journey, I believe that you should be able to enjoy your destination more than if you had done otherwise.

A Sorry Lesson
(continued)

I fear that the lessons investors have learned during this decade’s Great Recession (i.e., avoid risky equity investments and opt instead for the safety of the bond market) could ultimately relegate them to a disappointing retirement lifestyle a few decades down the road.  When investing, “all or nothing” approaches have generally led to investment disaster.  History indicates that balanced approaches to investing and portfolio management have adequately rewarded risk-averse investors over the long run.

“I believe that the probability is high that future inflation will again prove to be the bane of the overly cautious.”

Based on the Consumer Price Index, the cost of living today is about 17.5 times that experienced in 1932.

Here are a few examples of living costs back then.

$6,510	Average Cost of a New House
$18.00 per month	Average Rent
$1,650 annually	Average Wages
10 cents a gallon	Gasoline
7 cents a loaf	Bread
10 cents a pound	Hamburger
$610	Average New Car Price
3 cents	Postage Stamp

Gerald W. Perritt

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds invest in microcap companies which tend to perform poorly during times of economic stress.  The Ultra MicroCap Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The Perritt Funds are distributed by Quasar Distributors, LLC.

President’s Message

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

The Perritt MicroCap Opportunities Fund posted a 12.97% gain during the fiscal year ending October 31, 2012, which compares favorably to the 12.08% gain for the Russell 2000 Index.  The Fund’s long-term performance record can be reviewed on page nine.

During the past year, we liquidated investments in 26 companies.  Ten of the companies liquidated were sold due to buyout offers:  CE Franklin (CFK), Edelman Financial Group (EF), FSI International (FSII), Flanders Corporation (FLDR), Force Protection (FRPT), IntegraMed (INMD), Geoeye (GEOY), Midas (MDS), Seabright (SBX), and Union Drilling (UDRL).  While we were excited to see the level of merger and acquisition activity increase substantially last year, the premiums and valuations used in these deals were often disappointing.  In some instances, we believed that these companies were bought out for less than what they were truly worth.  Alamo Group (ALG), Nam Tai Electronics (NTE), Psychemedics (PMD), Transcend (TRCR), and Vivus (VVUS) were sold because their stock prices reached our long-term targets.  The remaining 11 issues were sold due to disappointing operating results.

Our internal attribution reports give us some interesting insight into the past performance for the MicroCap Opportunities Fund and the microcap universe.  First, two of the best performing industries in the microcap universe during the past year were financials and healthcare, particularly biotech companies.  The Fund’s allocation in these two industries is below that of the Russell 2000 Index.  However, our stock selection within financials and healthcare was strong and compensated for our lower weight.  For example, B of I Holding, Inc. (BOFI) rose by 83.8% during the past year and Virtus Investment Partners (VRTS) climbed 53.6% in the past year.  Second, our stock selection was also outstanding within the consumer staple and materials industries.  Our strongest performer within the consumer staple industry was John B. Sanfilippo & Sons (JBSS), which rose by 95.6% during the past twelve months.  We continue to have great confidence in the company, and have maintained it as one of our largest holdings.  The strongest performer in materials industry was AEP Industries (AEPI), which rose by 136.5% during the past year.  Lastly, the energy sector was the worst performing group within the microcap space, but once again, our stock selection helped us outperform the group.

Despite all the concerns from the so-called “fiscal cliff” to potential issues within the European countries, we remain very optimistic for equities for several reasons.  First, overall valuations appear very reasonable across the equity markets.  While stocks are not at historically low valuation levels, stocks values are very reasonable compared to other asset classes, particularly bonds.  Second, in our opinion, corporate balance sheets are very strong.  Several of the companies in the Fund’s portfolio have used their strong balance sheets to improve shareholder value by

Perritt MicroCap Opportunities Fund

increasing dividends, purchasing their own stock, reinvesting in their businesses through acquisitions, and increasing research and development.

For the fourth year in a row, the MicroCap Opportunities Fund did not pay out any capital gain distributions.  The Fund will, however, have an income distribution at the end of calendar year 2012.  The Fund, however, has used up nearly all of its tax-loss carry forwards.  As can be seen on page twenty three, the Fund has $1,350,150 in tax-loss carry forwards.

As of October 31, 2012, the Fund’s portfolio contained the common stocks of 110 companies, 16 of which were added during the past year.  The Fund’s 10 largest holdings and detailed descriptions can be found on page ten of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 15 times 2012 earnings and slightly less than 13 times our 2013 earnings estimate.  Stocks in the portfolio are priced at 0.6 times average revenue and the median market capitalization is approximately $207 million.  Finally, the average stock in the Fund is trading at slightly less than 1.2 times book value.

As always, I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I maintain an unshakeable belief in long term investing and the value of active management within the microcap segment of the market.  I look forward to continuing the tradition of investing in smaller companies in order to help our shareholders meet their financial goals.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Ultra MicroCap Fund since its inception. He is responsible for the daily operations of both funds and assumed the lead portfolio management duties of both the MicroCap Opportunities Fund and Ultra MicroCap Fund in October 2010.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in microcap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the Schedule of Investments for a complete list of fund holdings.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market.  One cannot invest directly in an index.

Market Capitalization:  The total dollar market value of all of a company’s outstanding shares.

Book Value:  The net asset value of a company, calculated by subtracting total liabilities from total assets.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	October 31, 2012

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell MicroCap® Index

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Investment Value
10/31/02
10/31/03
10/31/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
$27,578
$24,975
$22,890
Perritt MicroCap Opportunities Fund
Russell 2000® Index
Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Performance* (Continued) (Unaudited)	October 31, 2012

Cumulative Total Returns**
Periods ended October 31, 2012 (Unaudited)
	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years
Perritt MicroCap
Opportunities Fund	12.97%	33.42%	(9.09)%	175.78%	197.62%	572.39%
Russell 2000® Index	12.08%	51.39%	6.11%	149.75%	129.23%	439.83%
(reflects no deduction
for fees and expenses)
Russell MicroCap® Index	16.49%	48.76%	(5.13)%	128.90%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2012 (Unaudited)
	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years
Perritt MicroCap
Opportunities Fund	12.97%	10.09%	(1.89)%	10.68%	7.54%	10.00%
Russell 2000® Index	12.08%	14.82%	1.19%	9.58%	5.69%	8.80%
(reflects no deduction for
fees and expenses)
Russell MicroCap® Index	16.49%	14.15%	(1.05)%	8.63%	N/A	N/A
(reflects no deduction for
fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the period ended February 29, 2012, as stated in the statutory prospectus, was 1.23%.  The Fund imposes a 2% redemption fee on shares held for less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Global Cash Access Holdings, Inc. (GCA) provides cash access and data intelligence services and solutions to the gaming industry in the United States and internationally.  It sells products and services primarily through a direct sales force to traditional land-based casinos, riverboats and cruise ships with gaming operations.

Barrett Business Services, Inc. (BBSI) provides business management solutions in the United States. The company offers human resource management services in areas comprising payroll processing, employee benefits and administration, human resource management, risk management, and workers’ compensation coverage.

BioScrip, Inc. (BIOS) is a leading provider in comprehensive, cost-effective pharmaceutical and homecare solutions.  The company partners with healthcare payors, pharmaceutical manufacturers, government agencies, physicians and patients to deliver affordable healthcare medications, programs and home health services to enhance patient quality of life.

Aceto Corp. (ACET) engages in the sourcing, regulatory support, marketing, and distribution of pharmaceutical intermediates and active ingredients, finished dosage form generics, nutraceutical products, agricultural protection products, and specialty chemicals worldwide. The company operates in three segments: health sciences, specialty chemicals, and agricultural protection products.

B of I Holding, Inc. (BOFI) operates as the bank holding company for B of I Federal Bank that provides financial services to consumers through the Internet in the United States.  The company’s deposit products include demand accounts, savings accounts, and time deposits.  The company serves approximately 40,000 retail deposit and loan customers across 50 states.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

Orchids Paper Products Company (TIS) engages in the manufacture and sale of various private label tissue products for the consumer market.  Its products include paper towels, bathroom tissue, and paper napkins.  The company markets its products directly, as well as through a network of independent brokers.  It serves dollar stores, discount retailers, grocery stores, grocery wholesalers and co-operatives, and convenience stores primarily in Texas, Oklahoma, Kansas, Missouri, Arkansas, Nebraska, and Iowa.

PRGX Global, Inc. (PRGX) provides recovery audit, healthcare claims recovery audit, and analytics and advisory services.  The company’s recovery audit services are based on the mining and auditing of clients’ purchasing data for overpayments to suppliers; and healthcare claims recovery audit services consist of identification of overpayments and underpayments made to healthcare providers, such as hospitals and physicians’ practices.

GP Strategies Corp. (GPX) provides customized training solutions focused on performance improvement initiatives, as well as consulting, engineering, and technical services in the United States and internationally.  The company also provides business process outsourcing solutions such as the management of customers’ training departments, as well as

Ten Largest Common Stock Holdings (Continued) (Unaudited)

administrative processes that include tuition assistance program management, vendor management, call center/help desk administration, and learning management system administration.

PHI, Inc. (PHIIK) provides helicopter transportation services to the integrated energy, and independent exploration and production companies primarily in the Gulf of Mexico and internationally.  The oil and gas segment provides helicopter services to oil and gas exploration and production companies primarily for routine transportation of personnel and equipment.  The air medical segment provides air medical transportation services for hospitals and emergency service agencies. The technical services segment offers helicopter repair and overhaul services.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2012

Perritt MicroCap Opportunities Fund

Schedule of Investments	October 31, 2012

Shares	COMMON STOCKS – 94.31%	Value
Aerospace & Defense – 1.83%
239,300	CPI Aerostructures,
	Inc.(a)	$2,634,693
220,322	Ducommun, Inc.(a)	3,005,192
		5,639,885
Auto Parts & Equipment – 0.82%
111,200	Miller Industries, Inc.	1,706,920
427,281	SORL Auto
	Parts, Inc.(a)	811,834
		2,518,754
Building Materials – 0.90%
240,000	Insteel Industries, Inc.	2,784,000
Business Services – 11.05%
195,000	Barrett Business
	Services, Inc.	5,816,850
370,000	Datalink Corp.(a)	3,011,800
225,000	GP Strategies Corp.(a)	4,331,250
873,000	Innodata
	Isogen, Inc.(a)	3,134,070
711,900	Official Payments
	Holdings, Inc.(a)	3,637,809
586,800	PRGX Global, Inc.(a)	4,588,776
489,500	RCM Technologies,
	Inc.(a)	2,731,410
171,000	Rentrak
	Corporation(a)	2,905,290
240,000	The Dolan Media
	Co.(a)	1,111,200
163,513	Virtusa Corp.(a)	2,805,883
		34,074,338
Chemical & Related Products – 4.92%
520,000	Aceto Corporation	5,210,400
225,500	KMG Chemicals, Inc.	3,851,540
387,023	Omnova
	Solutions, Inc.(a)	3,034,260
400,000	Penford Corp.(a)	3,080,000
		15,176,200
Computers & Electronics – 3.14%
278,750	Astro-Med, Inc.	2,294,113
310,472	CyberOptics Corp.(a)	2,328,540
576,762	PC-Tel, Inc.	3,760,488
218,139	Rimage Corporation	1,304,471
		9,687,612
Construction & Engineering – 4.38%
120,000	Argan, Inc.	2,134,800
261,800	Comfort Systems
	USA, Inc.	2,853,620
395,000	Furmanite Corp.(a)	1,994,750
721,000	Hill International,
	Inc.(a)	2,444,190
261,590	MFRI, Inc.(a)	1,438,745
296,400	Sterling Construction
	Company, Inc.(a)	2,637,960
		13,504,065
Consumer Products – Manufacturing – 6.16%
149,715	Flexsteel Industries	3,013,763
1,200,000	Furniture Brands
	International, Inc.(a)	1,824,000
700,000	Heelys, Inc.
	(Acquired 5/5/10, Cost
	$1,603,000)(a)(b)	1,589,000
100,000	Kimball International,
	Inc.	1,194,000
125,000	Motorcar Parts of
	America, Inc.
	(Acquired 4/24/2011,
	Cost $968,750)(a)(b)	587,500
250,000	Motorcar Parts of
	America, Inc.(a)	1,175,000
240,096	Orchids Paper
	Products Co.	4,607,442
100,000	Steinway Musical
	Instruments, Inc.(a)	2,414,000
150,500	Universal Electronics,
	Inc.(a)	2,582,580
		18,987,285
Consumer Services – 2.01%
290,000	Intersections, Inc.	2,694,100
449,700	Stewart Enterprises,
	Inc. – Class A	3,494,169
		6,188,269
Energy & Related Services – 8.33%
1,961,258	Cal Dive International,
	Inc.(a)	2,471,185
75,000	Hornbeck Offshore
	Services, Inc.(a)	2,598,000
330,500	Matrix Service Co.(a)	3,466,945
130,394	Michael Baker Corp.(a)	2,948,209

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (Continued)	October 31, 2012

Shares		Value
Energy & Related Services (Continued)
150,000	Mitcham
	Industries, Inc.(a)	$2,032,500
500,000	Newpark
	Resources, Inc.(a)	3,395,000
135,442	PHI, Inc. (a)	4,237,980
405,720	TGC Industries, Inc.(a)	2,986,099
653,100	Uranium Energy
	Corp.(a)	1,541,316
		25,677,234
Environmental Services – 0.61%
2,125,000	Perma-Fix Environmental
	Services(a)	1,870,000
Financial Services – 7.44%
184,095	B of I Holding, Inc.(a)	5,176,751
850,000	Global Cash Access
	Holdings, Inc.(a)	5,992,500
253,323	Nicholas
	Financial, Inc.	3,295,732
323,588	SWS Group, Inc.(a)	1,841,216
510,000	U.S. Global Investors,
	Inc. – Class A	2,799,900
40,000	Virtus Investment
	Partners, Inc.(a)	3,840,000
		22,946,099
Food – 3.83%
72,000	Cal-Maine Foods, Inc.	3,105,360
292,000	John B. Sanfilippo
	& Son, Inc.(a)	4,911,440
350,000	Landec Corp.(a)	3,787,000
		11,803,800
Leisure – 2.28%
66,500	Ascent Media Corp.(a)	3,953,425
1,043,712	Century
	Casinos, Inc.(a)	3,078,950
		7,032,375
Medical Supplies & Services – 6.53%
355,500	Addus Homecare
	Corp.(a)	1,930,365
325,220	Allied Healthcare
	Products(a)	887,851
132,240	Anika Therapeutics,
	Inc.(a)	1,482,410
600,000	BioScrip, Inc.(a)	5,526,000
75,919	Exactech, Inc.(a)	1,267,847
500,000	Five Star Quality
	Care, Inc.(a)	2,630,000
2,064,000	Hooper Holmes, Inc.(a)	1,238,400
510,000	Medical Action
	Industries, Inc.(a)	1,504,500
125,900	The Ensign
	Group, Inc.	3,671,244
		20,138,617
Minerals & Resources – 0.70%
650,000	Vista Gold Corp.(a)	2,164,500
Oil & Gas – 2.88%
279,000	Hallador Energy Co.	2,734,200
595,553	Magnum Hunter
	Resources Corp.(a)	2,275,013
25,000	Triangle Petroleum
	Corp.(a)	159,750
450,000	Vaalco Energy, Inc.(a)	3,676,500
		8,845,463
Retail – 2.73%
45,600	Kirklands, Inc.(a)	437,304
565,000	PC Mall, Inc.(a)	3,593,400
175,000	Roundy’s, Inc.	917,000
91,223	Rush Enterprises,
	Inc.(a)	1,584,543
169,755	Systemax, Inc.(a)	1,857,120
		8,389,367
Semiconductor Related Products – 3.65%
383,900	Integrated Silicon
	Solution, Inc.(a)	3,282,345
575,000	Photronics, Inc.(a)	2,811,750
333,650	Rudolph Technologies,
	Inc.(a)	3,173,012
430,000	Ultra Clean Holdings,
	Inc.(a)	1,990,900
		11,258,007
Software – 3.03%
410,000	American Software,
	Inc. – Class A	3,357,900
225,000	Clicksoftware
	Technologies Ltd.	1,685,250
35,000	Computer Task
	Group, Inc.(a)	652,750
1,880,000	iPass, Inc.(a)	3,647,200
		9,343,100

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	October 31, 2012

Shares		Value
Specialty Manufacturing – 10.11%
47,000	AEP Industries, Inc.(a)	$3,004,710
110,000	American Railcar
	Industries, Inc.(a)	3,231,800
225,000	China Gerui Advanced
	Materials Group Ltd.
	(Acquired 6/1/10,
	Cost $1,282,500)(a)(b)	333,000
494,029	China Gerui
	Advanced Materials
	Group Ltd.(a)	731,163
210,000	Courier Corp.	2,530,500
175,000	Douglas Dynamics, Inc.	2,658,250
543,308	Federal Signal Corp.(a)	3,134,887
130,000	Global Power Equipment
	Group, Inc.	2,197,000
100,000	L.B. Foster Co.	3,301,000
184,324	LMI Aerospace, Inc.(a)	3,701,226
396,776	Manitex
	International, Inc.(a)	2,809,174
163,815	Northern Technologies
	International Corp.(a)	1,819,985
74,000	Northwest Pipe Co.(a)	1,700,520
		31,153,215
Telecommunications – 4.09%
765,969	Gilat Satellite
	Networks Ltd.(a)	3,408,562
268,000	Globecomm
	Systems, Inc.(a)	2,907,800
238,000	Oplink Communications,
	Inc.(a)	3,536,680
305,000	SeaChange International,
	Inc.(a)	2,760,250
		12,613,292
Transportation – 2.89%
530,000	Republic Airways
	Holdings, Inc.(a)	2,475,100
420,000	Scorpio Tankers, Inc.(a)	2,289,000
133,333	Star Bulk
	Carriers Corp.	1,019,998
310,000	StealthGas, Inc.(a)	2,108,000
359,164	USA Truck, Inc.(a)	1,023,617
		8,915,715
	TOTAL COMMON
	STOCKS
	(Cost $274,283,791)	$290,711,192

Shares	REAL ESTATE	Value
	INVESTMENT TRUSTS – 1.70%
230,000	Monmouth Real Estate
	Investment Corp. –
	Class A	$2,553,000
200,000	Whitestone Real Estate
	Investment Trust	2,694,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $3,718,075)	$5,247,000

Contracts	WARRANTS – 0.00%	Value
	Oil & Gas – 0.00%
59,555	Magnum Hunter
	Resources Corp. Warrant
	(Acquired 8/29/2011,
	Cost $0) Expiration:
	10/14/2013, Exercise
	Price $10.50(a)(b)(c)	$1,787
	TOTAL WARRANTS
	(Cost $0)	$1,787

	RIGHTS – 0.00%	Value
	Oil & Gas – 0.00%
305,000	Sino Clean
	Energy, Inc.(c)(d)	$—
	TOTAL RIGHTS
	(Cost $0)	$—

Shares	SHORT TERM	Value
	INVESTMENTS – 4.22%
12,999,232	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.10%	$12,999,232
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $12,999,232)	$12,999,232
	Total Investments
	(Cost $291,001,098)	$308,959,211
	Liabilities in Excess of
	Other Assets –
	(0.23)%	(717,971)
	TOTAL NET ASSETS –
	100.00%	$308,241,240

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (Continued)	October 31, 2012

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)
Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 6 of the Notes to Financial Statements.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $1,787 or 0.00% of the Fund’s net assets.

(d)	Contingent Value Right. See Note 10 of the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Statement of Assets and Liabilities

October 31, 2012
Assets:
Investments at value (Cost $291,001,098)	$308,959,211
Receivable for investments sold	3,868
Receivable for fund shares issued	247,173
Dividends & interest receivable	101,761
Prepaid expenses	25,280
Total Assets	309,337,293
Liabilities:
Payable for investments purchased	216,788
Payable for fund shares purchased	442,514
Payable to Officer & Directors	16,572
Payable to Advisor	270,080
Accrued expenses & other liabilities	150,099
Total Liabilities	1,096,053
Net Assets	$308,241,240
Net Assets Consist of:
Capital stock	$290,375,234
Accumulated net investment income	1,258,043
Accumulated net realized loss on investments	(1,350,150)
Net unrealized appreciation on investments	17,958,113
Total Net Assets	$308,241,240
Capital shares issued & outstanding,
$0.01 par value, 40,000,000 shares authorized	11,646,796
Net asset value price per share	$26.47

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the Year Ended October 31, 2012
Investment Income:
Dividend income	$5,531,582
Less: Foreign tax withheld	(41,078)
Interest income	13,752
Other income	5,093
Total investment income	5,509,349
Expenses:
Investment advisory fee	3,362,222
Shareholder servicing	400,010
Administration fee	149,720
Fund accounting expenses	80,494
Printing & mailing fees	67,275
Officer & directors’ fees & expenses	66,920
Professional fees	39,834
Federal & state registration fees	33,960
Other expense	24,080
Custodian fees	20,979
Total expenses	4,245,494
Net investment income	1,263,855
Realized and Unrealized Gain on Investments:
Realized gain on investments	6,233,200
Change in unrealized appreciation on investments	32,295,513
Net realized and unrealized gain on investments	38,528,713
Net Increase in Net Assets Resulting from Operations	$39,792,568

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
Operations:
Net investment income/(loss)	$1,263,855	$(1,747,822)
Net realized gain on investments	6,233,200	7,076,278
Net increase/(decrease) in unrealized
appreciation on investments	32,295,513	(23,069,535)
Net increase/(decrease) in net assets resulting from operations	39,792,568	(17,741,079)
Dividends and Distributions to Shareholders:
Net investment income	—	—
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Share Transactions:
Proceeds from shares issued
(2,299,328 and 4,181,974 shares, respectively)	58,945,712	108,913,526
Cost of shares redeemed
(5,077,472 and 4,929,574 shares, respectively)	(128,484,720)	(125,227,156)
Reinvestment of distributions
(0 and 0 shares, respectively)	—	—
Redemption fees	13,050	31,329
Net decrease in net assets from capital share transactions	(69,525,958)	(16,282,301)
Total Decrease in Net Assets	(29,733,390)	(34,023,380)
Net Assets
Beginning of the Period	337,974,630	371,998,010
End of the Period (including undistributed net investment
income/(loss) of $1,258,043 and ($758,859), respectively)	$308,241,240	$337,974,630

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$23.43	$24.52	$19.83	$15.92	$34.24
Income (loss) from investment operations:
Net investment income/(loss)2	0.10	(0.11)	(0.15)	(0.03)	(0.13)
Net realized and unrealized
gain/(loss) on investments	2.94	(0.98)	4.84	3.94	(13.43)
Total from investment operations	3.04	(1.09)	4.69	3.91	(13.56)
Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	—	—	—	—	(4.77)
Redemption fees2	—	3	—	3	—	3	—	3	0.01
Net asset value, end of period	$26.47	$23.43	$24.52	$19.83	$15.92
Total return1	12.97%	(4.45%)	23.59%	24.56%	(45.32%)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$308,241	$337,975	$371,998	$315,865	$234,350
Ratio of net expenses to average net assets	1.26%	1.22%	1.27%	1.42%	1.37%
Ratio of net investment income/(loss)
to average net assets	0.38%	(0.42%)	(0.67%)	(0.18%)	(0.56%)
Portfolio turnover rate	14.0%	25.4%	41.5%	25.4%	26.7%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.
Perritt MicroCap Opportunities Fund

Notes to Financial Statements

October 31, 2012

Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The Fund has reclassified the components of its capital accounts for the year ended October 31, 2012 by increasing accumulated net investment income by $753,047, decreasing accumulated net realized losses by $850,230 and increasing capital stock by $97,183.

g.
As of and during the year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2008.

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an active market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012:

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (Continued)

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$29,723,935	$—	$—	$29,723,935
Consumer Staples	13,541,242	—	—	13,541,242
Energy	35,971,488	—	—	35,971,488
Financial	16,953,599	—	—	16,953,599
Health Care	20,138,617	—	—	20,138,617
Industrials	82,909,904	—	—	82,909,904
Information Technology	69,666,249	—	—	69,666,249
Materials	21,806,158	—	—	21,806,158
Total Common Stocks	290,711,192	—	—	290,711,192
Real Estate
Investment Trusts	5,247,000	—	—	5,247,000
Warrants
Energy	—	1,787	—	1,787
Total Warrants	—	1,787	—	1,787
Short Term Investments	12,999,232	—	—	12,999,232
Total Investments
in Securities	$308,957,424	$1,787	$—	$308,959,211

There were no transfers between Levels 1 and 2 during the year ended October 31, 2012.  Transfers between levels are recognized at the end of the reporting period.

3.Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM” or “Advisor”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily average net assets of the Fund.  At October 31, 2012, the Fund had fees due to PCM of $270,080.  For the year ended October 31, 2012, the Fund incurred advisory fees of $3,362,222 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

Notes to Financial Statements (Continued)

4.Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$45,202,370	$—	$120,347,445

5.Federal Income Tax Matters

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$291,001,098
Gross tax unrealized appreciation	$76,897,729
Gross tax unrealized depreciation	(58,939,616)
Net tax unrealized appreciation on investments	17,958,113
Distributable ordinary income	1,258,043
Distributable long-term capital gains	—
Total distributable earnings	1,258,043
Other accumulated losses	(1,350,150)
Total accumulated earnings	$17,866,006

The tax composition of distributions paid during the years ended October 31, 2012 and 2011 were as follows:

	Year Ended October 31, 2012	Year Ended October 31, 2011
Ordinary Income	$—	$—
Long Term Capital Gain	—	—

As of October 31, 2012, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2017	$1,350,150

6.Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of the unregistered securities it holds.  At October 31, 2012, the Fund held restricted securities with an aggregate value of $2,511,287 or 0.81% of the Fund’s net assets.

7.Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with

Perritt MicroCap Opportunities Fund

Notes to Financial Statements (Continued)

service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

8.Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2013, and renewed annually thereafter, under which the Fund may borrow up to $15,000,000.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2011 to October 31, 2012, the Fund had average borrowings of $62,208 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At October 31, 2012, the Fund had no outstanding borrowings on the line of credit.

9.Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Contingent Value Right

A Contingent Value Right (“CVR”) grants shareholders the right to realize the proceeds from a specified event.  Proceeds are contingent upon an outcome of the specified event.  Proceeds from these rights are contingent upon a favorable lawsuit ruling or settlement relating to a complaint filed by Sino Clean Energy.  If a favorable ruling or settlement occurs, shareholders are entitled to 90% of the lawsuit proceeds, if any, less certain legal and other expenses that will be deducted from such proceeds.  The CVRs expire upon the entry of a final, non-appealable judgment or settlement in the underlying lawsuit.

11.	Subsequent Event

On November 30, 2012, the Board of Directors approved a plan of reorganization of the Fund, the sole series of Perritt MicroCap Opportunities Fund, Inc., whereby all of the assets and liabilities of the Fund would transfer to a newly created series of Perritt Funds, Inc., in exchange for a number of Fund shares equivalent in class, number and value to the shares of the Fund outstanding immediately prior to the closing date, so that each shareholder would receive shares of the new fund equivalent to the number and value of the shares held of the Fund immediately prior to the closing date.  The newly created series of Perritt Funds, Inc. is to be named the Perritt MicroCap Opportunities Fund. The transaction is being effected merely to transition the Fund from its current domicile as the sole series of Perritt MicroCap Opportunities Fund, Inc. to be a series of Perritt Funds, Inc. Continuity of shareholder investment expectations will be maintained because the investment objectives of the Fund and the new Perritt MicroCap Opportunities Fund are identical and the principal investment strategies and risks of the Funds are identical.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt MicroCap Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Perritt MicroCap Opportunities Fund (the “Fund”), a series of Perritt MicroCap Opportunities Fund, Inc., including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund as of October 31, 2008, were audited by other auditors whose report dated December 17, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
December 18, 2012

Perritt MicroCap Opportunities Fund

Expense Example (Unaudited)	October 31, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Example (Continued) (Unaudited)	October 31, 2012

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/12	10/31/12	5/1/12 – 10/31/121
Actual	$1,000.00	$ 970.70	$6.29
Hypothetical
(5% return before expenses)	1,000.00	1,018.75	6.44

1	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Perritt MicroCap Opportunities Fund

(This Page Intentionally Left Blank.)

President’s Message	By Michael Corbett, President

The Perritt Ultra MicroCap Fund (formerly Perritt Emerging Opportunities Fund) posted a 5.50% gain in the fiscal year ending October 31, 2012.  While the Fund underperformed the Russell 2000 Index and the Russell Microcap Index benchmark in the past year, we remain very positive about the holdings within the portfolio.  The complete performance results for the Fund and its benchmark can be viewed on page 33 of this report.

As can be seen on page 35, the Fund has a significant investment in cyclical industries such as consumer discretionary (18.70%), industrials (23.09%) and information technology stocks (25.79%).  These investment allocations are significantly greater than that of the Russell 2000 Index and the Russell MicroCap Index.  In addition, the Russell MicroCap Index has nearly 30% of the index allocated to financials versus the 10.3% weight for the Perritt Ultra MicroCap Fund.  While our stock selection within financials has been strong, the lower weight impacted the Fund’s performance relative to the indexes.  In fact, our two strongest performing stocks last year were in the financial industry. B of I Holding, Inc. (BOFI) rose by 83.8% and Homeowners Choice (HCI) climbed 86.9% during the past twelve months. The Fund’s portfolio holdings within the consumers discretionary, industrials and information technology sectors have not performed well in the past year.  We do, however, remain very positive about the future prospects of these companies.

During the past year, we sold 33 positions from the portfolio.  Seven companies were sold from the portfolio due to buy-out offers: CE Franklin (CFK), KSW, Inc (KSW), Micronectics (NOIZ), PHC, Inc. (PHC), Ramtron International (RMTR), U.S. Home Systems (USHS), and Versant (VSNT).  There were 11 companies sold from the portfolio that reached our price targets.  The remaining 15 companies were sold due to reporting disappointing operating results.

As of October 31, 2012, the Fund’s portfolio contained the common stocks of 103 companies, 15 of which were added during the year.  The Fund’s largest holdings and detailed description can be found on page 34 of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at a little more than 13 times 2012 earnings and approximately 11 times 2013 projected earnings.  The average stock in the portfolio is priced at 0.6 times revenue and the median market capitalization is approximately $52 million.  According to Morningstar as of November 30, 2012, the Perritt Ultra MicroCap Fund has the lowest average market capitalization of 8,135 domestic stock mutual funds.  Lastly, the average stock in the portfolio is priced at 1.0 times book value.

Michael Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the MicroCap Opportunities Fund in 1996 and President of the Fund in 1999. A graduate of DePaul University, Mr. Corbett has been President of the Ultra MicroCap Fund since its inception. He is responsible for the daily operations of both funds and assumed the lead portfolio management duties of both the MicroCap Opportunities Fund and Ultra MicroCap Fund in October 2010.

Perritt Ultra MicroCap Fund

There are several interesting facts about the characteristics of the Perritt Ultra MicroCap Fund.  First, there are 37 companies in the portfolio that trade below tangible book value, including several companies that have liquid assets that are worth more than that of their market capitalization.  Second, there are 73 companies that trade below one times annual revenue, which we believe is a historically low valuation level.  Lastly, more than half of the companies in the portfolio have no analyst coverage from Wall Street.  We pride ourselves in finding companies that are underfollowed and under-researched by the average investor as well as Wall Street Analysts.

For the fourth year in a row, the Perritt Ultra MicroCap Fund did not pay a capital gain and income distribution in 2012.  The Fund used tax-loss carry forwards to ensure that there was no distribution in 2012.  As a result, shareholders that own the Fund in a taxable account will not have to pay taxes from their investment in the Fund.  The Fund’s tax loss carry forwards now stand at $1,022,901 million.  Since we can’t guarantee that the Fund will not have capital gain and income distributions in future years, the $1,022,901 million of tax loss carry forwards will reduce future income and capital gain distributions.  Please review the Notes to Financial Statements on page 44 for more information on tax matters.

As of April 30, 2012, the Board of Directors and the officers approved changing the Fund’s name from Perritt Emerging Opportunities Fund to Perritt Ultra MicroCap Fund.  We believe the new name more accurately reflects the Fund’s distinct ability to provide investors with exposure to the most dynamic and least followed small companies listed on the exchanges.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll-free at (800) 331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in microcap companies which tend to perform poorly during times of economic stress.  The Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market.  The Russell Microcap® Index measures the microcap segment of the U.S. equity market.  You cannot invest directly in an index.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the Schedule of Investments for a complete list of fund holdings.

Market Capitalization:  The total dollar market value of all of a company’s outstanding shares.

Book Value:  The net asset value of a company, calculated by subtracting total liabilities from total assets.

The Perritt Funds are distributed by Quasar Distributors, LLC.

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	October 31, 2012

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell MicroCap® Index

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Investment Value
$16,748
$13,875
$13,861
8/30/04
10/31/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
Perritt Ultra MicroCap Fund
Russell 2000® Index
Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through October 31, 2012.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

Performance* (Continued) (Unaudited)	October 31, 2012

Cumulative Total Returns**
Periods ended October 31, 2012 (Unaudited)
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception
Perritt Ultra MicroCap Fund	5.50%	41.28%	(21.84)%	38.61%
Russell 2000® Index	12.08%	51.39%	6.11%	67.48%
(reflects no deduction for
fees and expenses)
Russell MicroCap® Index	16.49%	48.76%	(5.13)%	38.75%
(reflects no deduction for
fees and expenses)

Average Annual Total Returns**
Periods ended October 31, 2012 (Unaudited)
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception
Perritt Ultra MicroCap Fund	5.50%	12.21%	(4.81)%	4.08%
Russell 2000® Index	12.08%	14.82%	1.19%	6.52%
(reflects no deduction for
fees and expenses)
Russell MicroCap® Index	16.49%	14.15%	(1.05)%	4.09%
(reflects no deduction for
fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the period ended February 29, 2012, as stated in the statutory prospectus, was 1.66%.  The Fund imposes a 2% redemption fee on shares held for less than 90 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Pacific Premier Bancorp, Inc. (PPBI) operates as the holding company for Pacific Premier Bank that provides banking services to businesses. As of August 31, 2012, the company operated ten depository branches located in the cities of Costa Mesa, Huntington Beach, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino, and Seal Beach.

Newtek Business Services, Inc. (NEWT) provides business services to the small-and medium-sized business markets in the United States. It provides electronic payment processing services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks, and other non-cash forms of payment. The company also provides shared and dedicated hosting services under the CrystalTech brand name. In addition, it originates, sells, and services small businesses loans by the U.S. Small Business Administration.

Napco Security Technologies, Inc. (NSSC) manufactures and sells security products for intrusion, fire, video, wireless, access control, and door locking systems. The company offers intrusion and fire alarms, building access control systems, and electronic locking devices for commercial, residential, institutional, industrial, and governmental applications.

Addus HomeCare Corp. (ADUS) provides a range of social and medical services to individuals in the home. The company serves individuals with special needs who are at risk of hospitalization or institutionalization, such as the elderly, chronically ill, and disabled.

Sparton Corporation (SPA) provides complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service, and refurbishment.  The primary markets served are medical, military & aerospace, and industrial & instrumentation.

MicroFinancial Incorporated (MFI) operates as a specialized commercial finance company that provides microticket equipment leasing and rental, and other financing services in the United States. It provides financing alternatives, and leases and rents commercial equipment to start-up businesses and established enterprises for use in their daily operations.

BioClinica, Inc. (BIOC) provides integrated clinical research technology solutions to pharmaceutical, biotechnology, and medical device companies. It also offers its solutions to other organizations, such as contract research organizations engaged in clinical studies worldwide.

Homeowners Choice, Inc. (HCI) provides property and casualty insurance in Florida.  The company provides property and casualty homeowners’ insurance, condominium owners’ insurance, and tenants’ insurance to individuals owning property.  It offers its products and services through its subsidiaries and independent agents.

Reading International, Inc. (RDI) engages in the development, ownership, and operation of entertainment and real estate property assets in the United States, Australia, and New Zealand.  It operates multiplex theatres; and is involved in real estate development, as well as the rental of retail, commercial, and live theater assets. The company manages its cinema businesses under the Reading, Angelika Film Center, Consolidated Amusements, and City Cinemas, as well as Rialto brands.

Carriage Services, Inc. (CSV) provides professional funeral and cemetery services and products in the United States. The

Ten Largest Common Stock Holdings (Continued) (Unaudited)

funeral home operations segment offers burial and cremation services and related merchandise to meet a family’s death care needs.  The cemetery operations segment provides products and services, such as interment services; the rights to interment in cemetery sites comprising grave sites, mausoleum crypts, and niches; and related cemetery merchandise, including memorials and vaults.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	October 31, 2012

Perritt Ultra MicroCap Fund

Schedule of Investments	October 31, 2012

Shares	COMMON STOCKS – 98.52%	Value
Aerospace & Defense – 1.86%
37,000	CPI Aerostructures,
	Inc.(a)	$407,370
90,000	Kratos Defense & Security
	Solutions, Inc.(a)	495,900
		903,270
Air Transport – 0.86%
33,000	AeroCentury Corp.(a)	415,470
Auto Parts & Equipment – 0.42%
108,000	SORL Auto Parts, Inc.(a)	205,200
Biotechnology – 3.07%
125,000	BioClinica, Inc.(a)	783,750
50,000	Trinity Biotech
	PLC – ADR	707,000
		1,490,750
Business Services – 11.14%
75,000	Datalink Corp.(a)	610,500
51,713	Edgewater
	Technology, Inc.(a)	179,961
600,000	GBS Enterprises, Inc.
	(Acquired 2/24/2011,
	Cost $750,000)(a)(b)(c)	120,000
174,000	Innodata Isogen, Inc.(a)	624,660
504,900	Newtek Business
	Services, Inc.(a)	994,653
100,000	Official Payments
	Holdings, Inc.(a)	511,000
55,000	Perceptron, Inc.(a)	290,400
2,010,000	Quadrant 4 Systems Corp.
	(Acquired 1/19/2011
	and 4/7/2011,
	Cost $603,000)(a)(b)(c)	301,500
490,000	Quadrant 4
	Systems Corp.(a)(c)	73,500
90,000	RCM Technologies,
	Inc.(a)	502,200
27,000	Rentrak Corporation(a)	458,730
210,000	SmartPros Ltd.	357,000
828,537	WidePoint Corp.(a)	389,412
		5,413,516
Chemical & Related Products – 1.24%
50,800	Flexible Solutions
	International, Inc.(a)	71,628
40,000	TOR Minerals
	International, Inc.(a)	528,400
		600,028
Commercial Services & Supplies – 0.77%
93,600	General Finance
	Corp.(a)	373,464
Computers & Electronics – 8.84%
290,000	ADDvantage Technologies
	Group, Inc.(a)	597,400
48,000	Astro-Med, Inc.	395,040
117,600	Concurrent Computer
	Corporation	615,048
66,000	Cyberoptics Corp.(a)	495,000
275,000	Dot Hill
	Systems Corp.(a)	266,750
290,000	NAPCO Security
	Technologies, Inc.(a)	977,300
35,000	Rimage Corp.	209,300
145,000	Socket Mobile, Inc.(a)	137,750
55,000	Williams
	Controls, Inc.	599,500
		4,293,088
Construction & Engineering – 0.75%
66,500	MFRI, Inc.(a)	365,750
Consumer Products – Manufacturing – 4.57%
49,900	AT Cross Co.(a)	472,553
330,000	Emerson
	Radio Corp.(a)	561,000
26,985	Flexsteel Industries	543,208
150,000	Heelys, Inc.(a)	340,500
200,000	Tandy Brands
	Accessories, Inc.(a)	302,000
		2,219,261
Consumer Services – 3.36%
140,000	Hudson
	Technologies, Inc.(a)	560,000
255,400	Noah Education Holdings
	Ltd. – ADR(a)	352,452
471,800	Primo Water Corp.(a)	351,255
200,000	School Specialty, Inc.(a)	370,000
		1,633,707
Electronic Equipment & Instruments – 6.47%
99,000	Allied Motion
	Technologies, Inc.	638,550
373,200	Iteris, Inc.(a)	589,656
42,000	LGL Group, Inc.(a)	257,040
36,324	Magnetek, Inc.(a)	417,000
50,000	Schmitt
	Industries, Inc.(a)	152,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (Continued)	October 31, 2012

Shares		Value
Electronic Equipment & Instruments (Continued)
239,250	Universal Power
	Group, Inc.(a)	$516,780
276,000	Wells-Gardner
	Electronics Corp.(a)	571,320
		3,142,846
Energy & Related Services – 1.05%
60,000	Acorn Energy, Inc.	510,600
Environmental Services – 2.67%
440,000	Perma-Fix Environmental
	Services(a)	387,200
1,125,000	TurboSonic
	Technologies, Inc.(a)(d)	225,000
182,000	Versar, Inc.(a)	684,320
		1,296,520
Financial Services – 10.53%
24,500	B of I Holding, Inc.(a)	688,940
136,789	Bank of
	Commerce Holdings	626,494
110,100	Hennessy Advisors, Inc.	282,957
35,000	Homeowners
	Choice, Inc.	777,000
80,000	HopFed Bancorp, Inc.	628,000
10,000	JTH Holding, Inc.(a)	149,000
100,000	MicroFinancial, Inc.	788,000
104,900	Pacific Premier
	Bancorp(a)	1,176,978
		5,117,369
Food – 3.58%
117,000	G. Willi-Food
	International Ltd.(a)	492,570
43,000	John B. Sanfilippo
	& Son, Inc.(a)	723,260
146,000	Willamette Valley
	Vineyards, Inc.(a)	525,600
		1,741,430
Leisure – 3.93%
226,000	Century Casinos, Inc.(a)	666,700
153,946	Full House
	Resorts, Inc.(a)	484,930
125,000	Reading International,
	Inc.(a)	756,250
		1,907,880
Medical Supplies & Services – 9.71%
120,750	Adcare Health
	Systems, Inc.(a)	572,355
179,000	Addus Homecare
	Corp.(a)	971,970
114,067	Allied Healthcare
	Products(a)	311,403
39,100	Birner Dental
	Management
	Services, Inc.	659,812
70,000	Carriage Services, Inc.	744,100
400,000	Hooper Holmes, Inc.(a)	240,000
79,400	Lakeland
	Industries, Inc.(a)	484,340
51,147	MGC Diagnostics
	Corp.(a)	345,242
500,000	Urologix, Inc.(a)	389,750
		4,718,972
Minerals & Resources – 1.27%
1,100,000	Deer Horn
	Metals, Inc.(a)	49,562
170,000	Vista Gold Corp.(a)	566,100
		615,662
Motion Pictures – 0.75%
90,333	Ballantyne
	Strong, Inc.(a)	364,042
Oil & Gas – 1.14%
133,280	American Standard
	Energy Corp.
	(Acquired 2/2/2011,
	Cost $435,750)(a)(b)	65,974
50,000	Hallador Energy Co.	490,000
		555,974
Retail – 0.41%
100,000	Hastings Entertainment,
	Inc.(a)	200,000
Semiconductor Related Products – 5.00%
185,000	AXT, Inc.(a)	593,850
186,800	inTEST Corp.(a)	452,056
419,100	On Track
	Innovations Ltd.(a)	469,392
67,700	Sparton Corporation(a)	913,950
		2,429,248

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	October 31, 2012

Shares		Value
Software – 3.61%
50,000	American Software,
	Inc. – Class A	$409,500
363,000	ARI Network
	Services, Inc.(a)	417,450
70,000	Evolving Systems, Inc.	481,600
264,400	Navarre Corp.(a)	446,836
		1,755,386
Specialty Manufacturing – 7.52%
131,046	China Solar & Clean
	Energy Solutions, Inc.
	(Acquired 3/15/2005,
	10/3/2005, and 3/5/2008,
	Cost $441,000)(a)(b)(c)	1,310
74,000	Core Molding
	Technologies, Inc.(a)	519,480
141,700	CTI Industries Corp.(a)	707,083
64,524	Digital Ally, Inc.(a)	219,382
24,774	Friedman Industries	265,825
90,000	Manitex International,
	Inc.(a)	637,200
31,000	Nobility Homes, Inc.(a)	167,400
32,000	Northern Technologies
	International Corp.(a)	355,520
68,400	Orbit International
	Corp.(a)	209,304
696,000	Techprecision Corp.(a)	570,720
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	—
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	—
		3,653,224
Telecommunications – 1.50%
311,000	Management Network
	Group, Inc. (a)	724,630
Transportation – 2.50%
300,000	Euroseas Ltd.	342,001
300,000	Frozen Food Express
	Industries, Inc.(a)	528,000
65,000	Vitran Corp, Inc.(a)	339,950
		1,209,951
	TOTAL COMMON STOCKS
	(Cost 52,369,859)	$47,857,238

Contracts	WARRANTS – 0.00%	Value
Oil & Gas
35,625	American Standard
	Energy Corp. Warrant A
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	12/31/2012, Exercise
	Price: $5.00(a)(b)(c)	$—
35,625	American Standard
	Energy Corp. Warrant B
	(Acquired 2/24/2011,
	Cost $0) Expiration:
	12/31/2012, Exercise
	Price: $6.50(a)(b)(c)	—
Business Services
600,000	GBS Enterprises, Inc.
	Warrant (Acquired
	2/24/2011, Cost $0)
	Expiration: 2/22/2014,
	Exercise Price:
	$1.50(a)(b)(c)	—
1,666,667	Quadrant 4 Systems Corp.
	Warrant (Acquired
	1/18/2011, Cost $0)
	Expiration: 1/1/2016,
	Exercise Price:
	$0.60(a)(b)(c)	—
Consumer Products – Manufacturing
52,500	Sinohub, Inc. Warrant
	(Acquired 3/21/2011,
	Cost $0) Expiration:
	1/18/2016, Exercise
	Price: $0.60(a)(b)(c)	—
Specialty Manufacturing
418,518	Worldwide Energy &
	Manufacturing USA,
	Inc. Warrant (Acquired
	1/26/2010, Cost $0)
	Expiration: 1/26/2015,
	Exercise Price:
	$5.65(a)(b)(c)	—
	TOTAL WARRANTS
	(Cost $0)	$—

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (Continued)	October 31, 2012

Shares	SHORT TERM	Value
	INVESTMENTS – 1.71%
830,577	Fidelity Institutional
	Money Market Funds –
	Prime Money Market
	Portfolio, 0.10%	$830,577
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $830,577)	$830,577
	Total Investments
	(Cost $53,200,436) –
	100.23%	$48,687,815
	Liabilities in Excess
	of Other Assets –
	(0.23)%	(111,119)
	TOTAL NET ASSETS –
	100.00%	$48,576,696

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt

(a)	Non – income producing security

(b)
Restricted under rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  See Note 6 of the Notes to Financial Statements.

(c)	The price of this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. These securities represent $496,310 or 1.02% of the Fund’s net assets.

(d)	Affiliated issuer. See Note 10 of the Notes to Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Statement of Assets and Liabilities

October 31, 2012
Assets:
Investments at value
Unaffiliated issuers (Cost $52,514,176)	$48,462,815
Affiliated issuers (Cost $686,260)	225,000
Receivable for fund shares issued	2,494
Dividends & interest receivable	23,089
Prepaid expenses	23,713
Total Assets	48,737,111
Liabilities:
Payable for investments purchased	1,803
Payable for fund shares purchased	38,091
Payable to Advisor	52,362
Payable to Officer & Directors	16,573
Accrued expenses & other liabilities	51,586
Total Liabilities	160,415
Net Assets	$48,576,696
Net Assets Consist of:
Capital stock	$54,335,832
Accumulated net investment loss	(204,935)
Accumulated net realized loss on investments	(1,041,580)
Net unrealized depreciation on investments	(4,512,621)
Total Net Assets	$48,576,696

Capital shares issued & outstanding,
$0.0001 par value; 100,000,000 shares authorized	4,223,847
Net asset value price per share	$11.50

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the Year Ended October 31, 2012
Investment Income:
Dividend income
Unaffiliated Issuers:	$694,448
Affiliated Issuers:	—
Less: Foreign tax withheld	(1,120)
Interest income	19,398
Total investment income	712,726
Expenses:
Investment advisory fee	690,395
Shareholder servicing	79,509
Officer & directors’ fees & expenses	66,919
Professional fees	39,563
Fund accounting expenses	38,509
Federal & state registration fees	34,325
Administration fee	27,059
Printing & mailing expenses	25,556
Other expense	10,218
Custodian fees	9,404
Total expenses	1,021,457
Net investment loss	(308,731)
Realized and Unrealized Gain on Investments:
Realized gain on investments	1,036,592
Change in unrealized appreciation on investments	1,968,947
Net realized and unrealized gain on investments	3,005,539
Net Increase in Net Assets Resulting from Operations	$2,696,808

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
Operations:
Net investment loss	$(308,731)	$(1,017,762)
Net realized gain on investments	1,036,592	4,784,214
Net increase/(decrease) in unrealized
appreciation on investments	1,968,947	(1,073,523)
Net increase in net assets resulting from operations	2,696,808	2,692,929
Dividends and Distributions to Shareholders:
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Share Transactions:
Proceeds from shares issued
(774,439 and 3,258,982 shares, respectively)	8,839,910	40,567,358
Cost of shares redeemed
(2,355,879 and 6,149,554 shares, respectively)	(26,264,033)	(76,542,509)
Reinvestment of distributions
(0 and 0 shares, respectively)	—	—
Redemption fees	14,511	39,341
Net decrease in net assets from capital share transactions	(17,409,612)	(35,935,810)
Total Decrease in Net Assets	(14,712,804)	(33,242,881)
Net Assets
Beginning of the Period	63,289,500	95,532,381
End of the Period (including undistributed net investment
loss of ($204,935) and ($0), respectively)	$48,576,696	$63,289,500

The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights

For a Fund share outstanding throughout the period

For the Years Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$10.90	$11.10	$8.14	$6.42	$16.45
Income (loss) from investment operations:
Net investment loss1	(0.06)	(0.15)	(0.06)	(0.03)	(0.16)
Net realized and unrealized
gain (loss) on investments	0.66	(0.06)	3.02	1.75	(8.28)
Total from investment operations	0.60	(0.21)	2.96	1.72	(8.44)
Less dividends and distributions:
Distributions from net realized gains	—	—	—	—	(1.59)
Total dividends and distributions	—	—	—	—	(1.59)
Redemption fees1	—	3	0.01	—	3	—	3	—	3
Net asset value, end of period	$11.50	$10.90	$11.10	$8.14	$6.42
Total return2	5.50%	(1.80%)	36.36%	26.79%	(56.37%)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$48,577	$63,290	$96,532	$64,002	$40,794
Ratio of net expenses to average net assets	1.85%	1.65%	1.72%	2.12%	1.87%
Ratio of net investment loss to average net assets	(0.56%)	(1.11%)	(0.57%)	(0.07%)	(1.42%)
Portfolio turnover rate	14.6%	17.9%	29.0%	19.6%	13.2%

1	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
2	Total return reflects reinvested dividends but does not reflect the impact of taxes.
3	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Notes to Financial Statements

October 31, 2012

Perritt Funds, Inc., which consists solely of the Perritt Ultra MicroCap Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Effective April 30, 2012, the Fund changed its name from the Perritt Emerging Opportunities Fund.

1.Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  The Fund has reclassified the components of its capital accounts for the year ended October 31, 2012 by increasing accumulated net investment loss by $103,796 and decreasing capital stock by $103,796.

g.
As of and during the year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2008.

2.Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2012:

Perritt Ultra MicroCap Fund

Notes to Financial Statements (Continued)

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,104,591	$—	$—	$9,104,591
Consumer Staples	2,092,685	—	—	2,092,685
Energy	555,974	—	—	555,974
Financial	4,968,369	—	—	4,968,369
Health Care	3,931,720	1,049,563	—	4,981,283
Industrials	11,015,281	226,310	—	11,241,591
Information Technology	12,061,230	495,000	—	12,556,230
Materials	2,356,515	—	—	2,356,515
Total Common Stocks	46,086,365	1,770,873	—	47,857,238
Warrants
Energy	—	—	—	—
Information Technology	—	—	—	—
Total Warrants	—	—	—	—
Short Term Investments	830,577	—	—	830,577
Total Investments
in Securities	$46,916,942	$1,770,873	$—	$48,687,815

Transfers into Level 1	$2,911,763
Transfers out of Level 1	(346,310)
Net transfers in and/or out of Level 1	$2,565,453
Transfers into Level 2	$346,310
Transfers out of Level 2	(2,911,763)
Net transfers in and/or out of Level 2	$(2,565,453)

The securities transferred from Level 1 to Level 2 due to the securities not trading on the last day of the fiscal year end.

The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.  Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of the securities in Level 3 as of and during the year ended October 31, 2012:

Beginning Balance – November 1, 2011	$450,000
Gross sales	(250,000)
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	(200,000)
Accrued accretion/(amortization)	—
Ending Balance – October 31, 2012	$—

Notes to Financial Statements (Continued)

3.Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM” or “Advisor”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of this agreement, the Fund pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At October 31, 2012, the Fund had fees due to PCM of $52,362.  For the year ended October 31, 2012, the Fund incurred advisory fees of $690,395 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$7,876,094	$—	$24,785,305

5.Federal Income Tax Matters

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$53,219,115
Gross tax unrealized appreciation	$11,828,897
Gross tax unrealized depreciation	(16,360,197)
Net tax unrealized depreciation on investments	(4,531,300)
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(1,227,836)
Total accumulated losses	$(5,759,136)

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2012, the Fund deferred, on a tax basis, late year ordinary losses of $204,935.

Perritt Ultra MicroCap Fund

Notes to Financial Statements (Continued)

The tax composition of distributions paid during the years ended October 31, 2012 and 2011 were as follows:

	Year Ended October 31, 2012	Year Ended October 31, 2011
Ordinary Income	$—	$—
Long Term Capital Gain	—	—

As of October 31, 2012, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2017	$1,022,901

6.Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of the unregistered securities it holds.  At October 31, 2012, the Fund held restricted securities with an aggregate value of $488,784 or 1.01% of the Fund’s net assets.

7.Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

8.Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2013, and renewed annually thereafter, under which the Fund may borrow up to the lesser of $11,500,000 until January 19, 2013 and $4,500,000 thereafter, 25% of the market value of the assets until January 19, 2013 and 10% thereafter, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2011 to October 31, 2012, the Fund had average borrowings of $83,290 and the weighted average interest rate on the line of credit borrowings was 3.25%.  At October 31, 2012, the Fund had no outstanding borrowings on the line of credit.

Notes to Financial Statements (Continued)

9.Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Transactions with Affiliates

The following issuers were affiliated with the Perritt Ultra MicroCap Fund, as the Fund held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2011 through October 31, 2012.  See Section (2)(a)(3) of the Investment Company Act of 1940.

						Value At
	Share Balance At			Share Balance At	Dividend	October 31,
Issuer Name	November 1, 2011	Additions	Reductions	October 31, 2012	Income	2012
TurboSonic
Technologies,
Inc.	1,110,000	15,000	—	1,125,000	$—	$225,000
Quadrant 4
Systems Corp.1	2,500,000	—	—	2,500,000	—	375,000
					$—	$600,000

1	Issuer was not an affiliate as of October 31, 2012.

11.	Subesquent Event

On November 30, 2012, the Board of Directors approved a plan of reorganization of the Perritt MicroCap Opportunities Fund (the “Existing Fund”), the sole series of Perritt MicroCap Opportunities Fund, Inc., whereby all of the assets and liabilities of the Existing Fund would transfer to a newly created series of Perritt Funds, Inc., in exchange for a number of Fund shares equivalent in class, number and value to the shares of the Existing Fund outstanding immediately prior to the closing date, so that each shareholder would receive shares of the new fund equivalent to the number and value of the shares held of the Existing Fund immediately prior to the closing date.  The newly created series of Perritt Funds, Inc. is to be named the Perritt MicroCap Opportunities Fund.  The transaction is being effected merely to transition the Existing Fund from its current domicile as the sole series of Perritt MicroCap Opportunities Fund, Inc. to be a series of Perritt Funds, Inc. Continuity of shareholder investment expectations will be maintained because the investment objectives of the Existing Fund and the new Perritt MicroCap Opportunities Fund are identical and the principal investment strategies and risks of the Funds are identical.

Perritt Ultra MicroCap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Perritt Ultra MicroCap Fund

We have audited the accompanying statement of assets and liabilities of the Perritt Ultra MicroCap Fund (formerly known as the Perritt Emerging Opportunities Fund) (the “Fund”), a series of Perritt Funds, Inc., including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund as of October 31, 2008, were audited by other auditors whose report dated December 17, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt Ultra MicroCap Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
December 18, 2012

Expense Example (Unaudited)	October 31, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Ultra MicroCap Fund

Expense Example (Continued) (Unaudited)	October 31, 2012

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/12	10/31/12	5/1/12 – 10/31/121
Actual	$1,000.00	$ 955.10	$9.09
Hypothetical
(5% return before expenses)	1,000.00	1,015.84	9.37

1
Expenses are equal to the Fund’s annualized expense ratio of 1.85% for the six-month period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI).  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None
Age: 50		successor	Estate Broker in the State
	Portfolios in	elected;	of Montana. She has been
	Fund Complex	16 years,	a partner and a principal
	Overseen: 2	Perritt MicroCap	owner of a real estate sales
		Opportunities	company, Bozeman Broker
		Fund;	Group, since April 2004.
		8 years,	She has been licensed
		Perritt Ultra	in the state of Montana
		MicroCap Fund	since 1995.

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None
Age: 55		successor	with the law firm of Fergeson,
	Portfolios in	elected;	Skipper, et. al. in Sarasota,
	Fund Complex	23 years,	Florida and has been employed
	Overseen: 2	Perritt MicroCap	with such firm since April 1989.
Opportunities
Fund;
8 years,
Perritt Ultra
MicroCap Fund

Directors and Officers (Continued) (Unaudited)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	None
Age: 47		as President;	President of the Perritt
	Portfolios in	As Director,	MicroCap Opportunities
	Fund Complex	indefinite until	Fund since November
	Overseen: 2	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		13 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund;	1997 until October 5, 2010.
		8 years as	Mr. Corbett began his
		President of	tenure with Perritt Capital
		Perritt Ultra	Management in 1990 as a
		MicroCap Fund	research analyst. He assumed
portfolio management
responsibilities in 1996
and now serves as portfolio
manager for both funds.

Directors and Officers (Continued) (Unaudited)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 50	and Treasurer		President and Treasurer of the
Funds and Chief Financial
Officer of the Adviser since
February 2012. He has over
25 years of experience in
corporate accounting,
administration, tax analysis
and strategic planning for
growth and development. He
has a BS in accounting, an
MBA from DePaul University,
and is a CPA and CFA.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 14 years of	N/A
Age: 49			experience in the mutual fund
		2 years	industry, including a previous
tenure at the Advisor beginning
in 1990. Mrs. Hearst returned
to the Advisor in 2007.
Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 53	and Chief		Chief Compliance Officer
	Compliance	2 years	since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

MicroCap Opportunities Fund and Ultra MicroCap Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Tax Notice

For the year ended October 31, 2012, the Perritt MicroCap Opportunities Fund and Perritt Ultra MicroCap Fund did not pay any interest related dividends under Internal Revenue Code Section 87(k)(1)(c). Additionally, for the year ended October 31, 2012, there were no short-term capital gain distributions designated under Internal Revenue Code Section 871(k)(2)(c).

There were no qualified dividend income distributions under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and

•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) calendar days or less.

This report is authorized for distribution
only to shareholders and others who have
received a copy of the prospectus of the
Perritt MicroCap Opportunities Fund and/or
the Perritt Ultra MicroCap Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders.  Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen Fund Audit Services, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The percentage of fees billed by Cohen Fund Audit Services, Ltd. for the fiscal years ended October 31, 2012 and October 31, 2011, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    12/21/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date    12/21/2012

By (Signature and Title)*    /s/ Mark J. Buh
Mark J. Buh, Treasurer

Date    12/21/2012

* Print the name and title of each signing officer under his or her signature.